                        COMMUNITY FIRST BANKING COMPANY                    DRAFT
                         EMPLOYEE STOCK OWNERSHIP PLAN                   3/14/97
                                TRUST AGREEMENT

     THIS TRUST AGREEMENT is made as of the ____ day of ____________, 1997, by and between COMMUNITY FIRST BANKING COMPANY, a bank organized and existing under the laws of the State of Georgia (hereinafter referred to as the "Primary Sponsor"); Carrollton Federal Bank, FSB, each other Affiliate or other entity adopting the Community First Banking Company Employee Stock Ownership Plan (the "Plan"), as provided therein (the Primary Sponsor, and each such other Affiliate or other entity being hereinafter sometimes individually referred to as a "Plan Sponsor"); and STEVE MCCORD, THOMAS E. REEVES, JR., LISA LAWSON and ANNA L. BERRY, (hereinafter collectively referred to as the "Trustee");


                             W I T N E S S E T H:
                             - - - - - - - - - -


     WHEREAS, the Primary Sponsor has established the Plan which is intended to qualify as an employee stock ownership plan, within the meaning of Section 4975(e)(7) of the Internal Revenue Code of 1986; and


     WHEREAS, the Primary Sponsor and the Trustee desire to enter into this Trust Agreement for the purpose of confirming the terms and conditions of the Trustee's appointment as trustee of the Plan;


     NOW, THEREFORE, the Primary Sponsor and the Trustee do hereby enter into this Trust Agreement, effective as of the date first set forth above, which shall read as follows:


                                   SECTION I.
                                  DEFINITIONS
                                  -----------

     All terms and definitions contained in the Plan are hereby incorporated in the Trust Agreement by reference except to the extent that the terms of the Trust Agreement clearly indicate to the contrary.


                                  SECTION II.
                                   THE FUND
                                   --------

     The Primary Sponsor hereby establishes the Fund with the Trustee. Each Plan Sponsor which adopts the Plan and this Trust Agreement may make its contribution to the Fund. The Fund shall include the total amount at any given time of Company Stock, property and cash transferred to the Trustee, as adjusted for net income or net loss, and shall be held, managed and administered by the Trustee in trust in accordance with the provisions of the Plan and of the Trust Agreement without distinction between principal and income. At no time shall any part of the Fund be used for or diverted to purposes other than the exclusive benefit of the Members or their Beneficiaries, subject, however, to the payment of taxes and administrative expenses and to the return of contributions to a Plan Sponsor under the specific conditions set forth in the Plan.


                                 SECTION III.
                MAINTENANCE OF AND DISTRIBUTIONS FROM ACCOUNTS
                ----------------------------------------------

     (a) The Plan Administrator shall maintain Accounts and appropriate subaccounts in accordance with the Plan.

     (b) A written notice to the Trustee, to the extent authorized in and given in accordance with the terms and conditions of the Plan, is the notice of the person giving it, and the Trustee may rely upon the notice and the authenticity and genuineness thereof and of the signatures thereon, and the authority of the person or persons executing and delivering it, without making inquiry in regard thereto. The Trustee is not charged with any notice whatsoever unless given in accordance with the Plan, including, without limitation, notification of any changes in the identity or authority of any Fiduciary (other than the Trustee) or any other person acting in regard to the Plan.

     (c) Persons authorized to give directions to the Trustee on behalf of the Plan Administrator shall be identified to the Trustee by written notice from the Primary Sponsor and such notice shall contain specimens of the authorized signatures. The Trustee shall be entitled to rely upon such written notice as evidence of the written identity and authority of the person(s) appointed until a written cancellation of the appointment is received by the Trustee.

     (d) The Trustee shall from time to time, on the written direction of the Plan Administrator, or such other means of direction as mutually agreed upon by the Trustee and the Plan Administrator, make payments or distributions out of the Fund to persons in the manner and in the amounts as may be specified in the directions of the Plan Administrator, and upon any payments being made, the amount thereof shall no longer constitute a part of the Fund. The Plan Administrator assumes all responsibility with respect to all directions and the application of payments or distributions. The Trustee is under no duty to enforce payments of any contributions to the Fund.

     (e) In the event that any payment ordered by the Plan Administrator is mailed by the Trustee to a Member or his Beneficiary specified in such order to the last known address of such person filed with the Plan Administrator and is then returned to the Trustee because such person cannot be located at such address, the Trustee shall promptly notify the Plan Administrator. Upon the expiration of sixty (60) days after such notification the order shall become void and, unless and until a further order is received from the Plan Administrator by the Trustee with respect to such payment, the Trustee shall thereafter continue to administer the Fund as if the order had not been made by the Plan Administrator. The Trustee shall not be obligated to search for or ascertain the whereabouts of any Member or his Beneficiary.

     (f) In the event that any dispute arises as to the persons to whom the payment of any funds or delivery of any assets shall be made by the Trustee, the Trustee may withhold payment or delivery until the dispute has been determined by a court of competent jurisdiction or has been settled by the parties concerned and may, in its sole discretion, submit the dispute to a court of competent jurisdiction.


                                  SECTION IV.
                                  INVESTMENTS
                                  -----------

     (a) Subject to the provisions of this Section IV and Sections V and VI hereof and Plan Section 5, the Trustee agrees to invest with the care, skill and diligence under the circumstances then prevailing that a prudent man acting in like capacity and familiar with such matters pursuant to the Plan and this Trust Agreement would use in the conduct of an enterprise of a like character and with like aims.

     (b) The Trustee shall invest the assets of the Plan primarily in shares of Company Stock, to the extent shares of Company Stock are available.

     (c) Since from time to time shares of Company Stock may not be available, the Trustee, subject to the terms of the Plan and the Trust Agreement and the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), shall have the authority to invest and reinvest the principal and income of the Fund without distinction between principal and income, in securities or in property, real, personal or mixed and wherever situated, whether or not productive of income, as the Trustee shall deem advisable, in its sole discretion. Without limiting the foregoing, the Trustee may purchase, acquire, obtain, retain, sell, transfer, pledge, hypothecate or encumber common or preferred stocks, shares of mutual funds, bonds and mortgages, other evidences of indebtedness, savings accounts or certificates of deposit, including without limitation, savings accounts or certificates of deposit established by the Trustee or its affiliates, and group trusts or collective investment funds, including without limitation, group trusts or collective investment funds permitted for any retirement plans qualified under Code Section 401(a) maintained by the Trustee or its affiliates and any single trust or group trust or collective investment fund which may hold securities issued by the Primary Sponsor or its Affiliates, covered call options, put options, and financial futures contracts, irrespective of whether the securities or property are of a character authorized from time to time by applicable state law for trust investments.

     (d) Notwithstanding any language in the Trust Agreement to the contrary, the Trustee shall not invest in any securities issued by a Plan Sponsor or any affiliate (as defined in ERISA Section 407(d)(7)) of a Plan Sponsor unless the securities are "qualifying employer securities" which means (i) securities of a Plan Sponsor or any affiliate which are stock, or (ii) a marketable obligation, as defined in ERISA Section 407(e), of a Plan Sponsor or any affiliate; provided, however, that in no event is the Trustee required to invest in qualifying employer securities if the Trustee makes a good faith determination that the investment would be contrary to ERISA Section 406 or Code Section 4975. Notwithstanding anything herein to the contrary, the Trustee shall not invest in any real property leased to or used by a Plan Sponsor or any affiliate of a Plan Sponsor unless the real property is "qualifying employer real property" which means parcels of real property and related personal property which are leased to the Plan Sponsor or to any affiliate and which are geographically dispersed and are suitable (or adaptable without excessive cost) for more than one use; provided, however, that in no event is the Trustee required to invest in qualifying employer real property if the Trustee makes a good faith determination that the investment would be contrary to ERISA or the Code.


                                  SECTION V.
                              INVESTMENT MANAGER
                              ------------------

     (a) In the event an Investment Manager is designated in accordance with the provisions of the Plan, the Trustee, at the direction of the Primary Sponsor, shall either (1) turn over to the Investment Manager for investment all or a portion of the Fund as is specified in a written direction to the Trustee from the Primary Sponsor or (2) invest and reinvest all or a portion of the Fund as is specified in a written direction to the Trustee from the Primary Sponsor in the manner in which the Investment Manager directs the Trustee in writing. In either event, whether the Trustee actually gives the Investment Manager possession of all or any portion of the Fund or is required to invest all or any portion of the Fund as directed by the Investment Manager, the Trustee shall have no discretion with respect to the investment or reinvestment of such portion and shall not be liable for that portion of the Fund invested by or under the direction of the Investment Manager or for any acts or omissions of the Investment Manager or for following or for taking or refraining from taking any action at any direction of the Investment Manager given prior to receipt by the Trustee of written notice from the Primary Sponsor of revocation of the designation of the Investment Manager or for the failure of the Investment Manager to give a direction or for any act or omission in connection with that failure. The Trustee shall have no responsibility for any assets of the Fund while in the possession of the Investment Manager or while the assets have not been returned to the possession of the Trustee, and the Trustee is entitled to rely upon notice of the designation of an Investment Manager from the Primary Sponsor until notified in writing by the designating party that the designation is no longer in effect.

     (b) During any period of time in which an Investment Manager directs the investment of a portion of the Fund, the Trustee shall continue to receive all securities purchased against payment therefor and to deliver all securities sold against receipt of the proceeds therefrom. Any duly designated Investment Manager, authorized to direct investments, may from time to time issue orders on behalf of the Trustee for the purchase or sale of securities directly to a broker or dealer and for that purpose the Trustee shall, upon request, execute and deliver to the Investment Manager one or more trading authorizations. Written notification of the issuance of each order shall be given promptly to the Trustee by the Investment Manager and the execution of each order shall be confirmed by the broker to the Investment Manager and to the Trustee. The notification is the authority of the Trustee to receive securities purchased against payment therefor and to deliver securities sold against receipt of the proceeds therefrom, as the case may be. All directions concerning investments of the Investment Manager shall be signed by the person or persons, acting on behalf of the Investment Manager as may be duly authorized in writing; provided, however, that the transmission by the Investment Manager to the Trustee of directions by photostatic teletransmission with duplicate or facsimile signature or signatures is considered a delivery in writing of the directions until the Trustee is notified in writing by the Plan Administrator that the use of devices with duplicate or facsimile signatures is no longer authorized. Notwithstanding the preceding, the Investment Manager and the Trustee may enter into agreements for the confirmation of trades using electronic confirmation procedures. These electronic confirmations shall be the authority for the Trustee to receive securities purchased against payment therefor and to deliver securities sold against receipt of the proceeds therefrom. The Trustee is entitled to rely upon directions which it receives by such means prior to receipt of notice from the Plan Administrator that they are no longer authorized, and the Trustee is not responsible for the consequences of any unauthorized use of a device which use was not known by the Trustee at the time to be unauthorized.

     (c) Notwithstanding any other provision of the Trust Agreement or the Plan, the Trustee is under no duty to make any review of investments acquired for the Plan at the direction or order of an Investment Manager or to make any recommendation with respect to disposing of or continuing to retain any such investment .

     (d) Notwithstanding any other provision of the Trust Agreement or the Plan, the Trustee has no obligation to determine the existence of any conversion, redemption, exchange, subscription or other right relating to any securities purchased, of which notice was given prior to the purchase of the securities, and has no obligation to exercise any such right unless the Trustee is informed of its existence by the Investment Manager and is requested in writing by the Investment Manager to exercise such right within a reasonable time before the time for the exercise thereof expires. The Trustee shall have no obligation to vote any proxies attributable to the securities purchased or held at the direction of or held by or subject to the control of an Investment Manager and such Investment Manager shall be solely responsible for voting all such proxies.

                                  SECTION VI.
                             INVESTMENT COMMITTEE
                             --------------------

     (a) In the event an Investment Committee is designated by the Primary Sponsor, the Trustee shall, unless the Primary Sponsor shall otherwise direct the Trustee in writing, invest and reinvest all of the Fund in the manner that the Investment Committee shall direct the Trustee; provided, however, that the Trustee shall only be subject to proper directions of the Investment Committee which are made in accordance with the terms of the Plan and this Trust Agreement and are not contrary to ERISA.

     (b) The Primary Sponsor may direct in writing that only a portion of the Fund shall be invested and reinvested as the Investment Committee shall direct, in which case the Trustee shall invest and reinvest the balance of the Fund pursuant to Section IV hereof, subject to Sections V and VI hereof and Plan
Section 5.


                                 SECTION VII.
                                TRUSTEE POWERS
                                --------------

     In the administration of the Fund, in addition to, and not in limitation of, any powers or authority of the Trustee under this Trust Agreement or which the Trustee may have under applicable law in addition thereto (all such additional powers and authority being specifically hereby granted to the Trustee), the Trustee is authorized and empowered to do the following, in its sole discretion in relation to any portion of the Fund for which it has investment responsibility or discretion, or as directed, to the extent investment responsibility or discretion is assigned to an Investment Manager or the Investment Committee:

     (a) To purchase or subscribe for any securities or property, including, without limitation, shares of mutual funds, and to retain the same in trust;

     (b) To sell, exchange, convey, transfer, or otherwise dispose of, any securities or property held by it, by private contract or at public auction, with or without advertising, and no person dealing with the Trustee shall be bound to see to the application of the purchase money;

     (c) Subject to the provisions of Plan Section 11, to vote any stocks, bonds, or other securities, subject however to the provisions of the Plan, except for those securities held at the direction of an Investment Manager as described in Section V of the Trust Agreement; to give general or special proxies or powers of attorney with or without power of substitution; to exercise any conversion privileges, subscription rights or other options, and to make any payments incidental thereto; to oppose or to consent to, or otherwise participate in, corporate reorganizations or other changes affecting corporate securities, and to delegate discretionary powers, and to pay any assessments or charges in connection therewith; and generally to exercise any of the powers of an owner with regard to stocks, bonds, securities or other property held as part of the Fund;

     (d) To write covered call options and to purchase or sell put options and financial futures contracts;

     (e) To employ and act through suitable agents, accountants, appraisers and attorneys (who may be counsel for the Trustee) and to pay their reasonable expenses and compensation;

     (f) To borrow or raise moneys for the purposes of the Fund in such amounts, and upon the terms as the Trustee in its absolute discretion may deem advisable; and for any sums so borrowed to issue its promissory note as Trustee, and to secure the repayment thereof by pledging all or any part of the Fund; and no person lending money to the Trustee shall be bound to see to the application of the money lent;

     (g) To settle, compromise or submit to arbitration any claims, to commence or defend any suits or legal or administrative proceedings arising or necessary or appropriate in connection with the Fund, and to represent the Plan and Trust in all suits and legal and administrative proceedings;

     (h) To keep such portions of the Fund in cash or cash balances as the Trustee may, from time to time, deem to be in the best interest of the Trust, it being understood that the Trustee shall not be required to pay any interest on any cash balances; and

     (i) To transfer, at any time and from time to time, all or any part of the Fund, after receiving written approval from the Primary Sponsor, all or any part of the Fund in one or more group trusts or collective investment funds now existing or hereafter established (including, without limitation, group trusts or collective investment funds now or hereafter established by the Trustee) which contemplate the commingling for investment purposes of the funds therein with trust assets of other retirement plans qualified under Code Section 401(a) and established by other businesses, institutions and organizations. To the extent required by Revenue Ruling 81-100 and to the extent consistent with the Plan, the terms and provisions of the declaration of trust creating any group trust or collective investment fund in which all or any part of the Fund is invested, as in force and effect at the time of the investment and as thereafter amended, are hereby adopted and made a part hereof, and any part of the Fund so invested shall be subject to all of the terms and provisions, as in force and effect at the time of the investment and as thereafter amended, of any declaration of trust creating the group trust or collective investment fund. The Trustee shall, after receiving initial written approval from the Primary Sponsor, from time to time withdraw from the group trust or collective investment fund all or such part of the Fund as the Trustee shall deem advisable.

     In addition, the Trustee shall have the following powers and authority in the administration of the Fund, to be exercised in its sole discretion, regardless of whether an

Investment Manager or the Investment Committee has been designated to instruct the Trustee with respect to the investment of any portion of the Fund:

          (1) To register any investment held as a part of the Fund in its own name or in the name of a nominee, and to hold any investment in bearer form or through or by a central clearing corporation maintained by institutions active in the national securities markets, but the books and records of the Trustee shall at all times show that all investments are part of the Fund;

          (2) To make, execute, acknowledge and deliver any and all documents of transfer and conveyance and any and all other instruments or agreements that may be necessary or appropriate to carry out the powers of the Trustee under this Trust Agreement or incidental thereto; and

          (3) Generally, to do all acts and to execute and deliver all instruments as in the judgment of the Trustee may be necessary or desirable to carry out any powers or authority of the Trustee, without advertisement and without order of court and without having to post bond or make any returns or report of its doings to any court.

     Notwithstanding any other term or condition of the Plan or this Trust Agreement, the Trustee shall not engage in any transaction with the assets of the Fund in violation of the provisions of ERISA Section 406.


                                 SECTION VIII.
                          LIABILITY & INDEMNIFICATION
                          ---------------------------

     (a) The Trustee shall not be responsible for computing or collecting contributions due under the Plan.

     (b) The Trustee in its capacity as trustee shall not be liable for claims of any persons arising under the Plan; such claims shall be limited to the Fund. The Trustee shall not be liable to make distributions or payments of any kind unless sufficient funds are available therefor in the Fund. The Trustee shall be responsible only for such money and other property as are received by it as trustee under this Agreement.

     (c) The Trustee shall be under no liability for any loss of any kind which may result by reason of any action taken by it in accordance with any direction of a Plan Sponsor or the Plan Administrator.

     (d) The Primary Sponsor agrees, to the fullest extent permitted by law, to indemnify and hold harmless the Trustee from and against any and all losses, claims, damages, liabilities or expenses (including, without limitation, any and all expenses reasonably incurred in investigating, preparing or defending against any litigation or proceeding, whether civil, criminal, administrative, or investigative, commenced or threatened), incurred by or imposed on the Trustee and arising either with respect to the investment in, or any other action taken with respect to, assets held by the Fund or with respect to the discharge of its duties hereunder; provided, however, that the Trustee shall not be indemnified or held harmless
--------  -------
with respect to any losses, claims, damages, liabilities or expenses which arise from willful misconduct or bad faith by the Trustee.

     (e) Communications to the Trustee shall be sent to the Trustee's at the address the Trustee shall indicate in a written instrument delivered to the Plan Administrator. Communications to the Plan Administrator, or a Plan Sponsor shall be sent to the Plan Sponsor's principal office, or to such other address as the Plan Administrator shall specify in a written instrument delivered to the Trustee.

     (f) If a dispute arises as to the payment of any funds or delivery of any assets by the Trustee, the Trustee may withhold such payment or delivery until the dispute is determined by a court of competent jurisdiction or finally settled in writing by the parties concerned.


                                  SECTION IX.
                             TRUSTEE COMPENSATION
                             --------------------

     (a) The Trustee's compensation and expenses shall be as may be agreed upon from time to time in a separate written agreement between the Primary Sponsor and the Trustee. Such compensation and expenses shall be paid from the Fund unless (1) the Primary Sponsor pays any of such compensation or expenses, or (2) the payment of such compensation or expenses would constitute a "prohibited transaction" within the meaning of ERISA Section 406 or Code Section 4975 (in which event such amounts shall be paid by the Primary Sponsor). In the event the Primary Sponsor shall fail to pay to the Trustee its compensation and expenses within ninety (90) days of invoicing of the same to the Primary Sponsor by the Trustee, the Trustee is authorized to use the assets held by the Trustee under the Fund to pay its unpaid compensation and expenses. Notwithstanding the foregoing, no person, if any, who serves as the Trustee and who receives full-time pay from a Plan Sponsor is entitled to receive any compensation from the Fund, except for the reimbursement of expenses properly and actually incurred by that person in his or her role as Trustee.

     (b) All taxes of whatever kind or nature that may be levied or assessed upon the Trust shall be paid from the Fund.

                                  SECTION X.
                            TRUSTEE RESPONSIBILITY
                            ----------------------

     The Trustee is not responsible for the application, investment or other disposition of any funds or property held or managed by, or otherwise subject to direction by, any person other than the Trustee. The Trustee is not responsible for the application of any funds or property held by it under the Trust Agreement which have been paid to the Plan Administrator or which have been paid pursuant to the Plan and this Trust Agreement or as directed by the Plan Administrator. The Trustee has no responsibility with respect to any administration of the Plan or the payment of any benefits under the Plan.


                                  SECTION XI.
                                 RECORDKEEPING
                                 -------------

     The Trustee shall keep accurate and detailed accounts of all investments, receipts, disbursements and other transactions pursuant to the Plan relative to the Fund, and all accounts, books and records relating thereto shall be open to inspection and audit at all reasonable times by the Plan Administrator. Within ninety (90) days following the last day of each Plan Year or the receipt of a Plan Sponsor's contribution, if later, and within ninety (90) days after (a) the removal or resignation of the Trustee, (b) the death, removal or resignation of an individual trustee, if any, or (c) the termination of the Trust (hereinafter the date of an event described in Subsection (a), (b) or (c) of this Section is referred to as a "Report Date"), the Trustee shall file with the Plan Administrator a written account setting forth (1) all investments, receipts, disbursements and other transactions effected by it during such Plan Year or during the period from the last Valuation Date to the Report Date and (2) the determination of the Trustee of the net income or net loss of the Fund pursuant to Plan Section 4 for such Plan Year or during the period from the last Valuation Date to the Report Date, as the case may be, except that unless the Report Date is also a Valuation Date, no allocation of net income, net loss, earnings, gains or losses shall be made to a Member's Account.


                                 SECTION XII.
                     REMOVAL OR RESIGNATION OF TRUSTEE AND
                     -------------------------------------
                       AMENDMENT OR TERMINATION OF TRUST
                       ---------------------------------

     (a) The Trustee may be removed by the Primary Sponsor at any time upon thirty (30) days' notice in writing to the Trustee; provided, however, that such notice may be waived in writing by the Trustee. The Trustee may resign at any time upon thirty (30) days' notice in writing to the Board of Directors and the Plan Administrator; provided, however, that such notice may be waived in writing by the Board of Directors.

     (b) Upon the removal or resignation of the Trustee, the Board of Directors shall appoint a successor who shall have the same powers and duties as those conferred upon the Trustee under this Trust Agreement, and, upon receipt by the Trustee of a written acceptance of such appointment by the successor trustee, the Trustee shall assign, transfer and pay over to such successor trustee the funds and properties then constituting the Fund. In the event that by the end of the thirty (30) day notice period, the Board of Directors has failed to appoint a successor trustee or the Trustee has not received a written acceptance from such a successor trustee, then at any time after the end of such thirty (30) day notice period the Trustee may file an appropriate action in a court of competent jurisdiction and assign, transfer and pay over to the custody of such court the funds and properties then held by the Trustee constituting the Fund. Upon the assignment, transfer and payment to a successor trustee or to such court, as the case may be, the Trustee shall be relieved of all further duties, responsibilities, obligations and liabilities in connection with the Plan or the Fund. The Trustee is authorized, however, to reserve therefrom money or property as it may deem advisable for payment of its fees and expenses in connection with the settlement of its account or otherwise, and any balance of such reserve remaining after the payment of such fees and expenses shall be paid over to the successor trustee or to the court.

     (c) The Primary Sponsor reserves the right at any time to amend, in whole or in part, any or all of the provisions of the Trust Agreement by notice thereof delivered in writing to the Trustee, provided that any amendment which affects the rights, duties or responsibilities of the Trustee may not be made without the written consent of the Trustee.

     (d) The Trust shall continue for such time as may be necessary to accomplish the purposes for which it was created and shall terminate only upon the complete distribution of the Fund. The Trust may be terminated as of any date by the Primary Sponsor by notice to the Trustee and the Plan Administrator, which notice shall specify the date as of which the Trust shall terminate, must be received by the Trustee prior to such date and must be given in the manner prescribed for notices in the Plan. Upon termination of the Trust, the Trustee shall liquidate the Fund and, after paying the reasonable expenses of the Trust, including expenses involved in the termination, distribute the balance thereof according to the written directions of the Plan Administrator.

     (e) The contributions made by each Plan Sponsor to the Trustee pursuant to the Plan are conditioned upon the conditions set forth in the Plan as to qualification and returns of contributions, and the returns of contributions by the Trustee to the Plan Sponsors in certain events is governed by such provisions of the Plan.

     (f) Any notice to be given to the Trustee in connection with the Plan or the Trust Agreement shall be promptly given and shall be given in accordance with the Plan.

     (g) This Trust Agreement shall be administered, construed and enforced according to the laws of the State of Georgia and the laws of the United States to the extent that they preempt state law or are otherwise applicable to the Fund, and the Trustee is liable to account only in the courts of that state and in any court of appropriate jurisdiction of the United States. All transfers of funds or other property to or from the Trustee are deemed to take place in the State of Georgia.

     IN WITNESS WHEREOF, the parties hereto have caused this Trust Agreement to be duly executed as of the day and year first above written.

                                             PRIMARY SPONSOR:

                                             COMMUNITY FIRST BANKING COMPANY


                                             By: _______________________________


                                             Title:_____________________________


ATTEST:

By: _______________________
      [SEAL]

                                             TRUSTEE:


                                             ___________________________________
                                             Steve McCord


                                             ___________________________________
                                             Thomas E. Reeves, Jr.


                                             ___________________________________
                                             Lisa Lawson


                                             ___________________________________
                                             Anna L. Berry